Supplement dated May 6, 2014 to the
current Summary Prospectus and Statutory Prospectus of
each of the Funds Listed Below (the “Funds”)

The revisions described herein are effective on or about May 15, 2014. This supplement amends and supersedes any contrary information relating to any share class offered by a Fund contained within a Fund’s Summary Prospectus and Statutory Prospectus and is in addition to any existing supplement thereto for each Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus and Statutory Prospectus, as applicable, and retain it for future reference.

1.	The Class Q row in the first table in the section of the Prospectus entitled How to Buy, Sell and Exchange Funds Shares—Choosing a Share Class is deleted and replaced with the following disclosure:

Share Class	Eligibility
Class Q	Certain group retirement plans, institutional investors and certain other investors

2.	The disclosure in the section of the Prospectus entitled How to Buy, Sell and Exchange Funds Shares—Qualifying for Class Q Shares is deleted and replaced with the following disclosure:

Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Q shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Q shares.

Institutional Investors. Various institutional investors may purchase Class Q shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet requirements as detailed below. The minimum initial investment for such investors generally is $5 million, however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Q shares at the time of purchase.

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Other Types of Investors. Class Q shares may also be purchased by Prudential, and Prudential funds, including Prudential fund-of-funds.

Class Q shares may only be offered by financial intermediaries who have an agreement with the Distributor or its affiliates, to offer such shares.

Class Q shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.

3.	The first sentence in the section of the Prospectus entitled How Financial Services Firms are Compensated for Selling Fund Shares—“Revenue Sharing” Payments is deleted and replaced with the following disclosure:

In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders, provided that no such additional payments are made with respect to the Fund’s Class Q shares.

4.	The first sentence in the section of the Prospectus entitled How Financial Services Firms are Compensated for Selling Fund Shares—Other Payments Received by Financial Services Firms is deleted and replaced with the following disclosure:

Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services; provided that no such additional payments to financial services firms are made with respect to the Fund’s Class Q shares.

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Investment Company Name	Fund / Series Name
Prudential Investment Portfolios 3	Prudential Jennison Select Growth Fund
Prudential Investment Portfolios 7	Prudential Jennison Value Fund
Prudential Investment Portfolios 9	Prudential Absolute Return Bond Fund
Prudential Investment Portfolios, Inc. 10	Prudential Mid-Cap Value Fund
Prudential Jennison Equity Income Fund
Prudential Investment Portfolios 12	Prudential Global Real Estate Fund
Prudential Investment Portfolios, Inc. 15	Prudential High Yield Fund
Prudential Investment Portfolios, Inc. 17	Prudential Total Return Bond Fund
Prudential Short Duration Multi-Sector Bond Fund
Prudential Investment Portfolios 18	Prudential Jennison 20/20 Focus Fund
Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Jennison Small Company Fund, Inc.
Prudential Jennison Natural Resources Fund, Inc.
Prudential Global Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
Prudential World Fund, Inc.	Prudential Emerging Markets Debt Local Currency Fund

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